Exhibit 99.1

Contact:
Express-1 Expedited Solutions, Inc.
Mike Welch
269-429-9761
Mike.Welch@xpocorporate.com

XPO FIRST QUARTER NET INCOME GROWS BY 34%

SAINT JOSEPH, Mich. – May 12, 2011 – Express-1 Expedited Solutions, Inc. (XPO) today reported its earnings for the first quarter ended March 31, 2011.

XPO continued its solid financial performance as first quarter revenues increased by 31% to $41.5 million compared to $31.6 million in the first quarter of 2010.  During the same period, net income improved 34% to $1,117,000 or $0.03 per fully diluted share compared to $834,000 or $0.03 per diluted share for the first quarter of 2010.

Michael R. Welch, the Company’s CEO commented, “Once again each operating division showed impressive top line growth which continued to fuel the overall improved profitability of XPO. At this point, we believe that 2011 has the potential to be a year of strong growth and profitability as tightening freight capacity should improve the overall freight environment.”

“Our consistent approach of focusing on sales growth and diversification while holding cost increases in line have paid off for XPO over the past couple of years. We look forward to another solid year from Mike and his team in 2011” stated Board Chairman, Jim Martell.

Updated final earnings announcement date

Management will conduct a conference call Friday, May 13, 2011 at 10:00 a.m. EST to discuss the Company’s first quarter financial results.  Those interested in accessing an archived Webcast of the call should visit the Company’s Website at www.xpocorporate.com.  Those wishing to take part in the live teleconference call can dial 877-407-9205 with international participants dialing 201-689-8054.  A playback will be available until midnight on May 20, 2011.  To listen to the playback, please call 877-660-6853.  Use account number 286 and conference ID number 372319.

About Express-1 Expedited Solutions, Inc.

Express-1 Expedited Solutions, Inc. is a non-asset based services organization focused on premium transportation through its business units, Express-1, Inc. (Buchanan, Michigan), Concert Group Logistics, Inc. (CGL) (Downers Grove, Illinois), and Bounce Logistics, Inc. (South Bend, Indiana). These business units are focused on premium services that include same-day, time-sensitive transportation and domestic and international freight forwarding. Serving more than 4,000 customers, the Company’s premium transportation offerings are provided through one of six operations centers; Buchanan, Michigan; South Bend, Indiana; Downers Grove, Illinois; Rochester Hills, Michigan; Tampa, Florida, and Miami Florida. Express-1 Expedited Solutions, Inc. is publicly traded on the NYSE AMEX Equities Exchange under the symbol XPO. For more information about the Company, visit www.xpocorporate.com

Forward-Looking Statements

This press release contains forward-looking statements that may be subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs, as well as assumptions made by and information currently available to management. These forward-looking statements, which may include statements regarding our future financial performance or results of operations, including expected revenue growth, cash flow growth, future expenses, future operating margins and other future or expected performance are subject to risks.  These risks include: the acquisition of businesses or the launch of new lines of business could increase operating expenses and dilute operating margins; increased competition could lead to negative pressure on our pricing and the need for increased marketing; the inability to maintain, establish or renew relationships with customers, whether due to competition or other factors; the inability to comply with regulatory requirements governing our business operations; and to the general risks associated with our businesses.

In addition to the risks and uncertainties discussed above, you can find additional information concerning risks and uncertainties that would cause actual results to differ materially from those projected or suggested in the forward-looking statements in the reports that we have filed with the Securities and Exchange Commission.  The forward-looking statements contained in this press release represent our judgment as of the date of this release and you should not unduly rely on such statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed in the filing may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Express-1 Expedited Solutions, Inc.
Consolidated Balance Sheets

	(Unaudited)
	March 31, 2011	December 31, 2010
ASSETS
Current assets:
Cash	$50,000	$561,000
Accounts receivable, net of allowances of $153,000 and $136,000, respectively	24,643,000	24,272,000
Prepaid expenses	610,000	257,000
Deferred tax asset, current	80,000	314,000
Income tax receivable	1,002,000	1,348,000
Other current assets	547,000	813,000
Total current assets	26,932,000	27,565,000

Property and equipment, net of $3,432,000 and $3,290,000 in accumulated depreciation, respectively	2,871,000	2,960,000
Goodwill	16,959,000	16,959,000
Identifiable intangible assets, net of $2,960,000 and $2,827,000 in accumulated amortization, respectively	8,413,000	8,546,000
Loans and advances	120,000	126,000
Other long-term assets	528,000	516,000
Total long-term assets	28,891,000	29,107,000
Total assets	$55,823,000	$56,672,000

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,714,000	$8,756,000
Accrued salaries and wages	723,000	1,165,000
Accrued expenses, other	3,741,000	2,877,000
Current maturities of notes payable and capital leases	1,667,000	1,680,000
Other current liabilities	527,000	773,000
Total current liabilities	15,372,000	15,251,000

Line of credit	395,000	2,749,000
Notes payable and capital leases, net of current maturities	1,667,000	2,083,000
Deferred tax liability, long-term	2,220,000	2,032,000
Other long-term liabilities	176,000	544,000
Total long-term liabilities	4,458,000	7,408,000

Stockholders' equity:
Preferred stock, $.001 par value; 10,000,000 shares; no shares issued or outstanding	-	-
Common stock, $.001 par value; 100,000,000 shares authorized; 33,188,980 and 32,687,522 shares issued,
respectively; and 33,008,980 and 32,507,522 shares outstanding, respectively	33,000	33,000
Additional paid-in capital	28,071,000	27,208,000
Treasury stock, at cost, 180,000 shares held	(107,000)	(107,000)
Accumulated earnings	7,996,000	6,879,000
Total stockholders' equity	35,993,000	34,013,000
Total liabilities and stockholders' equity	$55,823,000	$56,672,000

Express-1 Expedited Solutions, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended
	March 31, 2011	March 31, 2010
Revenues
Operating revenue	$41,508,000	$31,642,000
Expenses
Direct expense	34,301,000	26,043,000
Gross margin	7,207,000	5,599,000
Sales general and administrative expense	5,207,000	4,075,000
Operating income	2,000,000	1,524,000
Other expense	29,000	20,000
Interest expense	49,000	20,000
Income before tax	1,922,000	1,484,000
Income tax provision	805,000	650,000
Net income	$1,117,000	$834,000

Basic income per share
Net income	$0.03	$0.03
Diluted income per share
Net income	$0.03	$0.03
Weighted average common shares outstanding
Basic weighted average common shares outstanding	32,702,724	32,035,218
Diluted weighted average common shares outstanding	34,086,066	32,577,352

Express-1 Expedited Solutions, Inc.
Summary Financial Table
For the Three Months Ended March 31,
(Unaudited)

					Percent of
	Quarter to Date		Quarter to Quarter Change		Business Unit Revenue
	2011	2010	In Dollars	In Percentage	2011	2010
Revenues
Express-1	$20,742,000	$16,212,000	$4,530,000	27.9%	50.0%	51.2%
Concert Group Logistics	15,739,000	12,938,000	2,801,000	21.6%	37.9%	40.9%
Bounce Logistics	5,983,000	3,123,000	2,860,000	91.6%	14.4%	9.9%
Intercompany eliminations	(956,000)	(631,000)	(325,000)	-51.5%	-2.3%	-2.0%
Total revenues	41,508,000	31,642,000	9,866,000	31.2%	100.0%	100.0%

Direct expenses
Express-1	16,189,000	12,542,000	3,647,000	29.1%	78.0%	77.4%
Concert Group Logistics	14,013,000	11,528,000	2,485,000	21.6%	89.0%	89.1%
Bounce Logistics	5,055,000	2,604,000	2,451,000	94.1%	84.5%	83.4%
Intercompany eliminations	(956,000)	(631,000)	(325,000)	-51.5%	100.0%	100.0%
Total direct expenses	34,301,000	26,043,000	8,258,000	31.7%	82.6%	82.3%

Gross margin
Express-1	4,553,000	3,670,000	883,000	24.1%	22.0%	22.6%
Concert Group Logistics	1,726,000	1,410,000	316,000	22.4%	11.0%	10.9%
Bounce Logistics	928,000	519,000	409,000	78.8%	15.5%	16.6%
Total gross margin	7,207,000	5,599,000	1,608,000	28.7%	17.4%	17.7%

Selling, general & administrative
Express-1	2,652,000	2,021,000	631,000	31.2%	12.8%	12.5%
Concert Group Logistics	1,254,000	1,154,000	100,000	8.7%	8.0%	8.9%
Bounce Logistics	790,000	422,000	368,000	87.2%	13.2%	13.5%
Corporate	511,000	478,000	33,000	6.9%	1.2%	1.5%
Total selling, general & administrative	5,207,000	4,075,000	1,132,000	27.8%	12.5%	12.9%

Operating income
Express-1	1,901,000	1,649,000	252,000	15.3%	9.2%	10.2%
Concert Group Logistics	472,000	256,000	216,000	84.4%	3.0%	2.0%
Bounce Logistics	138,000	97,000	41,000	42.3%	2.3%	3.1%
Corporate	(511,000)	(478,000)	(33,000)	-6.9%	-1.2%	-1.5%
Operating income	2,000,000	1,524,000	476,000	31.2%	4.8%	4.8%

Interest expense	49,000	20,000	29,000	145.0%	0.1%	0.1%
Other expense	29,000	20,000	9,000	45.0%	0.1%	0.1%
Income before tax	1,922,000	1,484,000	438,000	29.5%	4.6%	4.7%

Tax provision	805,000	650,000	155,000	23.8%	1.9%	2.1%
Net income	$1,117,000	$834,000	$283,000	33.9%	2.7%	2.6%

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